UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 14, 2016

OSIRIS THERAPEUTICS, INC.

(Exact name of Registrant as specified in its charter)

Maryland	001-32966	71-0881115
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7015 Albert Einstein Drive, Columbia, Maryland	21046
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (443) 545-1800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.                                        Other Events

On October 14, 2016, the Company commenced steps to terminate enrollment in its OTI-15-01 Phase III Clinical Trial. The trial was investigating safety and efficacy of OTI-15-01, a cryopreserved human amniotic membrane, in patients suffering from chronic DFUs that have not responded to standard of care therapy. Patients currently enrolled in the trial will continue with their current course of treatment and scheduled visit assessments, as outlined in the protocol.  The decision to terminate further enrollment in the OTI-15-01 trial reflects the Company’s desire to allocate more of its research and development resources to other clinical programs, including its new cellular drug platform technology. The Company presently anticipates the new platform will have utility across multiple indications in wound care, orthopedics and sports medicine.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OSIRIS THERAPEUTICS, INC.

	By:	/s/ GREGORY I. LAW
Gregory I. Law
Chief Financial Officer

Date: October 14, 2016

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EXHIBIT INDEX

Exhibit No.	Description

None	Not applicable

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